UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-22022
                                                     ---------

           Advent/Claymore Global Convertible Securities & Income Fund
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               (Exact name of registrant as specified in charter)


                 1065 Avenue of the Americas, New York, NY 10018
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               (Address of principal executive offices) (Zip code)

                             Robert White, Treasurer
                 1065 Avenue of the Americas, New York, NY 10018
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 479-0675

                       Date of fiscal year end: October 31
                                                ----------

                    Date of reporting period: April 30, 2009
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


    SEMIANNUAL                                           Advent/Claymore |
        REPORT                                        Global Convertible |AGC
April 30, 2009                                  Securities & Income Fund |
   (Unaudited)


Photo: Bridge


Logo|      ADVENT                                                Logo
     CAPITAL MANAGEMENT                                          CLAYMORE(SM)

                                       WWW.CLAYMORE.COM/AGC
                             ... YOUR BRIDGE TO THE LATEST,
                      MOST UP-TO-DATE INFORMATION ABOUT THE
ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

                            AGC   | Advent/Claymore
                           LISTED | Global Convertible
                           NYSE(R)| Securities & Income Fund

                                 Photo: Bridge

Logo|     ADVENT                                                 Logo
     CAPITAL MANAGEMENT                                          CLAYMORE(SM)

 There can be no assurance that the Fund will achieve its investment objective.
     The value of the Fund will fluctuate with the value of the underlying secutities. Historically, closed-end funds often trade at a discount to their net asset value.

            NOT FDIC-INSURED    NOT BANK-GUARANTEED    MAY LOSE VALUE


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/AGC, you will find:

o Daily, weekly and monthly data on share prices, net asset values, distributions, and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Advent Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.


2 | Semiannual Report | April 30, 2009

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AGC | Advent/Claymore Global Convertible Securities & Income Fund

Photo of Tracy V. Maitland


Tracy V. Maitland
President and Chief Executive Officer


Dear Shareholder|

We thank you for your investment in the Advent/Claymore Global Convertible Securities & Income Fund (the "Fund"). This report covers the Fund's performance for the semiannual period ended April 30, 2009.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 50% of its managed assets in convertible securities, the Fund may invest up to 40% of its managed assets in non-convertible income-producing securities; and the Fund will invest at least 50% of its managed assets in foreign securities. Due to recent market volatility, the Fund may not be invested at these levels at all times. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality without restrictions on maintaining a minimum weighted average portfolio rating of investment grade with respect to the portion of the Fund's managed assets invested in convertible securities. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." As of April 30, 2009, securities of issuers headquartered outside the U.S. represented 42.2% of long-term investments, and convertible securities represented 84.2% of the portfolio.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ended April 30, 2009, the Fund generated a total return based on market price of 3.83% and a return of 4.28% based on NAV. As of April 30, 2009, the Fund's market price of $5.75 represented a discount of 13.40% to NAV of $6.64. As of October 31, 2008, the Fund's market price of $5.99 represented a discount of 12.04% to NAV of $6.81.

The Fund currently implements its leverage strategy through the issuance of Auction Market Preferred Shares ("AMPS"). The Fund has two seven-day series of AMPS, Series T7, which auctions each Tuesday, and Series W7, which auctions each Wednesday. The broad auction-rate preferred securities market remains illiquid, essentially frozen since February 2008. The auctions for nearly all auction-rate preferred shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and thus, AMPS holders will continue to be entitled to receive dividends on the AMPS they hold. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater. During the six-month period ended April 30, 2009, established maximum rates were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 1.48% to 3.34%. We will continue to evaluate the benefits and impacts of leverage on the Fund as well as explore other methods of utilizing leverage.

The Fund paid a monthly distribution of $0.0950 per common share in October and November 2008 and monthly distribution of $0.0664 per common share in each month from December 2008 through April 2009. Given the weakness in the international equity markets and in the credit markets, the Fund's distribution was reduced in an effort to better achieve its



                                          Semiannual Report | April 30, 2009 | 3

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AGC | Advent/Claymore Global Convertible Securities & Income Fund |
DEAR SHAREHOLDER continued

investment objective of providing total return through a combination of capital appreciation and current income along with seeking to enhance the Fund's earning power over time. We believe that maintaining and potentially growing the Fund's net asset value could benefit the Fund's shareholders over time. There is no guarantee of any future distributions or that the current returns and distribution rate will be achieved in the future.

We encourage common shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 27 of the Fund's semiannual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' distributions in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides more information about the factors that impacted the Fund's performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Global Convertible Securities & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/agc.



Sincerely,

/s/Tracy V. Maitland

Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Global Convertible Securities & Income Fund

June 2, 2009



4 | Semiannual Report | April 30, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund

QUESTIONS & ANSWERS|

Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") is managed by a team of seasoned professionals at Advent Capital Management, LLC ("Advent"), led by Tracy V. Maitland, Advent's President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the global convertible securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2009.


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1. WILL YOU REMIND US OF THIS FUND'S OBJECTIVES AND THE WAY IT IS MANAGED?

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. Within this general investment policy, the Fund will follow, under normal market conditions, the following investment parameters:

o The Fund will invest at least 50% of its managed assets in convertible securities;

o The Fund may invest up to 40% of its managed assets in non-convertible income-producing securities; and

o The Fund will invest at least 50% of its managed assets in foreign securities.

Due to recent market volatility, the Fund may not be invested at these levels at all times.

The portion of the Fund's managed assets invested in convertible securities, non-convertible income-producing securities and foreign securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and interest rates and other economic and market factors. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality. Investing in below investment grade securities may increase the level of risk in the portfolio, as these securities are issued by companies that are considered less financially strong than issuers of investment-grade securities. We address this risk through rigorous credit research, carefully scrutinizing each issuer's financial statements and attempting to avoid securities of weaker companies that may be likely to default.

In furtherance of the Fund's investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options on up to 25% of the securities held in the Fund's portfolio, to seek to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares.

The Fund currently uses financial leverage through the issuance of AMPS. It may also use financial leverage through borrowing or the issuance of commercial paper or other forms of debt, through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing.

Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, the common shares' return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, the common shares' return will be less than if financial leverage had not been used. There is no assurance that a financial leveraging strategy will be successful.


--------------------------------------------------------------------------------
2. PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT OVER THE LAST SIX MONTHS.

In the last annual report for this Fund, published six months ago, we described a financial crisis that originated with the end of a housing boom fueled by excessively easy credit. In early December 2008, the National Bureau of Economic Research (NBER) officially declared that the U.S. economy had fallen into a recession that began in December 2007. The U.S. economy continued to contract in subsequent months, with drops in real Gross Domestic Product, a broad measure of economic activity, at annual rates of more than 6% in the fourth quarter of 2008 and the first quarter of 2009.

After the September failure of Lehman Brothers Holdings Inc., credit markets froze, with investors becoming intolerant of risk. As fearful investors sought the protection of U.S. Treasury securities, spreads between Treasury securities and bonds with any degree of credit risk widened dramatically, reducing market values of risky bonds. Selling from hedge funds, the majority investor in convertibles, on account of forced delevering, exacerbated the decline. In September 2008, return of the Merrill Lynch All U.S. Convertibles Index was -14.57%, and in October the return was -17.99%. These negative monthly returns rival the biggest annual losses for convertibles since 1953, the earliest year for which records of returns on the Merrill Lynch All U.S. Convertibles Index are available.

The extreme market dislocation presented some uncommon opportunities. For example, in October 2008 a convertible bond of Transocean, Inc., the largest offshore drilling contractor in the world, with a 1.5% coupon dropped to a price that provided a yield to the first put date in 2010 of 7.5%. (Transocean, Inc., Ser.

                                          Semiannual Report | April 30, 2009 | 5

AGC | Advent/Claymore Global Convertible Securities & Income Fund | QUESTIONS & ANSWERS continued

A, BBB+, 1.625%, 12/15/37 represented 2.9% of long-term investments.) At the same time, 5.25% coupon straight bonds of the same company, with the same seniority in the credit structure, were selling at a price that provided a yield of 6.65%. (Transocean 5.25% coupon straight bonds are provided as an example and are not held in the portfolio.) This means that investors could purchase bonds that are convertible to common stock and could receive more income than they would receive from straight bonds with no conversion feature. Typically the yield on convertible bonds is lower than the yield on regular non-convertible bonds because the convertible has the potential of converting to common equity. There are two ways for investors in convertible bonds to make money, from the coupon and from participating in appreciation in the price of the common stock, if any.

Not surprisingly, this extraordinary market situation attracted new investors. Sometime in November, the hedge fund forced selling dissipated, and there was considerable purchasing by non-traditional sources, most notably managers of equity and bond funds that have the ability to invest in convertibles, since they are debt instruments that convert into equities. As investors quickly tired of near-zero yields in the Treasury markets, they began to seek risk again, buying new securities and solving a major market concern about refinancing of upcoming maturing issues. From mid-November through the first few months of 2009, there was a significant rebound in convertibles, so that return of the Merrill Lynch All U.S. Convertibles Index for the six-month period ended April 30, 2009, was 11.50%.

Equity and bond markets began to recover at about the same time, though markets have remained quite volatile, and returns for many indices were negative for the six months ended April 30, 2009. Despite gains in March and April, the Standard & Poor's 500 Index returned -8.53% for the six-month period ended April 30, 2009. For the same six-month period, returns of the MSCI World Index, which measures performance of world equity markets, was -5.25%. Most European markets were down for the period, but equity markets in some developing countries were quite strong.

In contrast to prior periods, bonds with more credit risk generally performed better than less risky bonds. The Barclays Capital US Aggregate Bond Index, which measures return of the high-quality U.S. bond market as a whole, returned 7.74%, while the return of the Merrill Lynch High Yield Master II Index, which measures performance of the high-yield bond market, was 15.20%. The Barclays Capital 10-20 Year U.S. Treasury Index was also quite strong, with a return of 11.40%.


--------------------------------------------------------------------------------
3. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ended April 30, 2009, the Fund generated a total return based on market price of 3.83% and a return of 4.28% based on NAV. As of April 30, 2009, the Fund's market price of $5.75 represented a discount of 13.40% to NAV of $6.64. As of October 31, 2008, the Fund's market price of $5.99 represented a discount of 12.04% to NAV of $6.81.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders although there can be no guarantee.


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4. HOW DID YOU ALLOCATE THE FUND AMONG ASSET CLASSES OVER THE LAST SIX MONTHS?

At the beginning of this period, October 31, 2008, convertible bonds represented 38.4% of the portfolio and convertible preferred stocks represented 24.0%. Short-term investments represented 27.1%, leaving very small percentages in common stocks and straight bonds. This positioning represented a significant change from prior periods, when convertible preferred stocks represented a much higher percentage of the Fund's assets. Many of these convertible preferreds were synthetic convertibles created to gain desired exposure to global companies. A change to one of the Fund's non-fundamental investment policies effective in October 2008 provides for more flexibility, allowing the Fund to invest without limit in convertible securities of any credit quality. Previously, the Fund was required to maintain a weighted average portfolio rating of investment grade on convertible securities held by the Fund, and many of these synthetic convertibles were created in order to maintain investment-grade credit while gaining access to international markets, where the supply of convertible securities is often limited.

The extreme weakness in the convertible bond market in the fall of 2008 discussed above provided some unusual opportunities for the Fund to invest in convertible bonds of quality companies at very attractive prices. Perceiving an opportunity to simultaneously increase income and improve the portfolio's credit quality, while also achieving participation in an improving equity market, we shifted most of the Fund's assets into convertible bonds. As of April 30, 2009, the Fund has no position in straight equities or synthetic convertibles. The majority of the portfolio is invested in convertible securities, with 67.4% in convertible bonds and 16.8% in convertible preferreds.

Under normal market conditions, the Fund will invest at least 50% of its assets in foreign securities. Due to the market volatility we have experienced both domestically and abroad over the past six months, we reduced the position in foreign securities before the beginning of this period as we believe that there is greater risk in foreign securities than in the U.S. at this


6 | Semiannual Report | April 30, 2009

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AGC | Advent/Claymore Global Convertible Securities & Income Fund |
QUESTIONS & ANSWERS continued

time. As of April 30, 2009, securities of issuers headquartered outside the U.S. represented 42.2% of long-term investments. Most world markets followed the U.S. into recession, and we believe they will lag behind the U.S. in recovery. Also, few governments or central banks are taking the aggressive approach of the U.S. to calm markets and stimulate growth. In particular we have generally avoided exposure to Japan, which is suffering from a strong yen, and from markets with economies that are heavily dependent on exports.

In terms of industry representation, we have emphasized one of the most defensive industry groups - health care - and one that has traditionally been a major source of income but has recently been extremely volatile, financial services. As of April 30, 2009, approximately 19% of the Fund's assets are invested in each of these sectors.


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5. WHAT WERE THE MAJOR INVESTMENT DECISIONS THAT AFFECTED THE FUND'S
PERFORMANCE?

The decision to increase the Fund's emphasis on convertible bonds proved to be highly positive, as the convertible bond market experienced a rather dramatic recovery after mid-November.

We mentioned above the extreme dislocation last fall in the market for the convertible bonds of Transocean, Inc. (2.9% of long-term investments), and the Fund's performance benefited from a significant position in these bonds, which moved up as market conditions became more normal. We initially had a small position in these bonds and added to it last October when we believed they represented extraordinary value. This is a company with good growth prospects, ample free cash flow and a substantial order backlog, with the stock selling at what we consider to be a very attractive price relative to the intrinsic value.

One of the worst performing positions was a preferred issue of SLM Corp. (0.8% of long-term investments), which we had considered reasonably secure because the majority of its assets were in government-guaranteed student loans. However, legislation recently has been proposed to effectively nationalize the student loan business, thereby bypassing much of SLM's business, and the preferred stock lost most of its value. Most of the other negatives were also in the financial sector, particularly preferred issues of Citigroup (1.1% of long-term investments) and KeyCorp (0.6% of long-term investments), two bank holding companies that have experienced a series of write-downs and have had to raise additional capital.

One of the best performing holdings, a sizable short-dated bond of Banco Espirito Santo SA (exchangeable into equity of Brazilian bank Banco Bradesco) (not held in portfolio at period end), was also in the financial sector. The issuer Banco Espirito Santo is a leading Portuguese bank that benefited from the Portuguese government's efforts to shore up its native banks, helping the bonds' spread tighten in the period.

Several positions in convertible bonds of health care companies performed well. These include Shire PLC (2.4% of long-term investments), Teva Pharmaceutical Finance (3.2% of long-term investments), a special purpose U.S. finance subsidiary of Teva Pharmaceutical Industries, and Mylan, Inc. (2.0% of long-term investments), the third largest generic pharmaceutical company in the world. Shire is a U.K. pharmaceutical company that specializes in drugs for attention deficit disorder; the bonds performed very well even though the company's stock was down for the period. Besides the intrinsic attractiveness of this convertible bond, Shire is a relatively small company that could become an acquisition target as the pharmaceutical industry continues to consolidate. In that event, the bonds, which are currently trading around $80, would likely move up because of a change of control provision.

Another position that has performed well that we continue to favor is Inmarsat PLC (1.0% of long-term investments). This is a U.K. company that provides via satellite a portfolio of global mobile broadband communication services across its main areas of maritime, aeronautical and land mobile. This company has a stable business model with about 40% of its business from government sources; it reported a 10% increase in revenue for the most recent quarter. Its revenue is recorded in U.S. dollars, while its costs are denominated in British pounds, so the company has benefited from the weakness of the pound versus the dollar. Having essentially completed a major capital spending program, Inmarsat is well positioned to increase profitability significantly in the future.


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6. HOW HAS THE FUND'S LEVERAGE STRATEGY AFFECTED PERFORMANCE?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. The Fund currently implements its leverage strategy through the issuance of Auction Market Preferred Shares ("AMPS").

The Fund has two seven-day series of AMPS, Series T7, which auctions each Tuesday, and Series W7, which auctions each Wednesday. The broad auction-rate preferred securities market remains essentially frozen, as it has been since February 2008. The auctions for nearly all auction-rate preferred shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, AMPS holders will continue to be entitled to receive dividends on the AMPS they hold. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater. During the six-month period ended April 30, 2009, established maximum rates were based on a spread of 125 basis points over the applicable LIBOR rates, with


                                          Semiannual Report | April 30, 2009 | 7

AGC | Advent/Claymore Global Convertible Securities & Income Fund | QUESTIONS & ANSWERS continued

the maximum rates ranging from 1.48% to 3.34%. We will continue to evaluate the benefits and impacts of leverage on the Fund as well as explore other methods of utilizing leverage.

We will continue to evaluate the benefits and effects of leverage on the Fund, as well as explore other types of leverage. Given the very low interest rates that have been established for the Fund's AMPs over the last six months, the leverage has been helpful as the market has rebounded. During this period leverage has helped to create capital appreciation and has contributed to income, since the portfolio is yielding more than the cost of leverage.

There is no guarantee that the Fund's leverage strategy will be successful, and the Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.


--------------------------------------------------------------------------------
7. WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKETS AND THE FUND, AND WHAT DOES THAT MEAN FOR THE WAY THE FUND IS INVESTED?

The convertible market has improved dramatically over the past few months, and our outlook for the U.S. convertible market is very positive for the months ahead. Rising prices of debt instruments such as high-yield bonds and bank loans are positive, since these securities are the underpinning of convertible securities. Experience from past recessions indicates that the economy and the stock market recover after credit markets begin to improve. An improving economy will mean more new issues of bonds and convertibles, as companies seek to fund their growth.

After several months of frozen markets, in early 2009 the new issue market reopened, and we found some attractive opportunities to invest in cyclical companies that stand to benefit from an improving economy. These include Newmont Mining Corporation (0.7% of long-term investments), which mines gold and other minerals; Johnson Controls, Inc. (0.8% of long-term investments), a provider of products that optimize energy usage in buildings and vehicles; and BorgWarner Inc. (0.7% of long-term investments), a global supplier of engineered automotive systems and components for power train applications.

We are somewhat less optimistic about near-term prospects for international markets. Most foreign economies followed the U.S. into recession, and we believe that they may lag behind the U.S. in resuming growth. Under normal market conditions, the Fund will invest at least 50% of its assets in foreign securities. Due to the market volatility we have experienced both domestically and abroad over the past six months, we reduced the Fund's position in foreign securities before the beginning of this period as we believe that there is greater risk in foreign securities than in the U.S. at this time. As of April 30, 2009, securities of issuers headquartered outside the U.S. represented 42.2% of long-term investments. We will continue to monitor world markets carefully, seeking opportunities to increase international exposure as world economies begin to recover.

A major advantage of this Fund is its ability to invest in multiple asset classes, taking advantage of different opportunities and anomalies in various markets. The last few months have provided many opportunities in the convertible market. We believe that, over the long term, our careful security selection and asset allocation will help the Fund's performance by providing favorable returns in rising markets and a level of income that can help provide some protection for overall return against down markets.


--------------------------------------------------------------------------------
INDEX DEFINITIONS

Indices are unmanaged and it is not possible to invest directly in any index.

The Merrill Lynch All U.S. Convertibles Index (VXA0) is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MSCI World Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S. Aggregate Index on April 1, 2007 but are not eligible for the Global Aggregate Index.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The Barclays Capital 10-20 Year U.S. Treasury Index is comprised of securities in the Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from 10 up to (but not including) 20 years.


8 | Semiannual Report | April 30, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund | QUESTIONS & ANSWERS continued

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AGC RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

CONVERTIBLE SECURITIES. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price," which is the predetermined price at which the convertible security could be exchanged for the associated stock.

STRUCTURED AND SYNTHETIC CONVERTIBLE SECURITIES RISK. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

INTEREST RATE RISK. Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Fund's portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

CREDIT RISK. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund's investments in convertible and non-convertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends.

LOWER GRADE SECURITIES RISKS. Investing in lower grade securities (commonly known as "junk bonds") involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

PREFERRED SECURITIES RISKS. There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

FOREIGN SECURITIES AND EMERGING MARKETS RISK. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund's investment opportunities.

SMALLER COMPANY RISK. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

RISK ASSOCIATED WITH THE FUND'S COVERED CALL OPTION WRITING STRATEGY. The ability of the Fund to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

LEVERAGE RISK. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

AUCTION MARKET PREFERRED SHARES (AMPS) RISK. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange. You may buy or sell AMPS only through an order placed at an auction with or through a broker- dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. In addition to the risks described above, the Fund is also subject to: Foreign Currency Risk, Derivatives Risk, Equity Securities Risk, Counterparty Risk, Liquidity Risk, REIT, Mortgage-Related and Asset-Backed Securities Risks, Income Trust and Master Limited Partnership Risks, Dividend Capture Trading Risk, Reinvestment Risk, Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www. claymore.com/agc for a more detailed discussion about Fund risks and considerations.

In addition to the risks described above, the Fund is also subject to:
Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.claymore.com/agc for a more detailed discussion about Fund risks and considerations.


                                          Semiannual Report | April 30, 2009 | 9

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Fund SUMMARY | AS OF APRIL 30, 2009 (unaudited)

FUND STATISTICS
---------------------------------------------------------------------
Share Price                                                     $5.75
Common Share Net Asset Value                                    $6.64
Premium/Discount to NAV                                       -13.40%
Net Assets ($000)                                            $211,609
---------------------------------------------------------------------

TOTAL RETURNS
---------------------------------------------------------------------
(INCEPTION 5/29/07)                             MARKET            NAV
---------------------------------------------------------------------
Six-Month                                        3.83%          4.28%
One Year                                       -53.24%        -52.29%
Since Inception - annualized                   -40.68%        -35.54%
---------------------------------------------------------------------

                                                       % OF LONG-TERM
TOP TEN INDUSTRIES                                        INVESTMENTS
---------------------------------------------------------------------
Pharmaceuticals                                                 10.3%
Diversified Financial Services                                   9.0%
Banks                                                            8.6%
Telecommunications                                               8.5%
Real Estate Investment Trusts                                    7.8%
Oil & Gas                                                        5.7%
Mining                                                           5.1%
Chemicals                                                        4.1%
Agriculture                                                      3.1%
Holding Companies-Diversified                                    2.9%
---------------------------------------------------------------------

                                                       % OF LONG-TERM
TOP TEN SECURITIES                                        INVESTMENTS
---------------------------------------------------------------------
Transocean, Inc., Ser. A                                         2.9%
Shire PLC, Ser. REGs                                             2.4%
Teva Pharmaceutical Finance Co. BV, Ser. D                       2.4%
Mylan, Inc.                                                      2.0%
Kreditanstalt fuer Wiederaufbau, Ser. DTE                        1.8%
Golden Eagle Retail Group Ltd.                                   1.7%
Sagerpar                                                         1.7%
Chaoda Modern Agriculture Holdings Ltd., Ser. CHAO               1.6%
Core Laboratories LP                                             1.6%
Reckson Operating Partnership LP/SL Green Realty Corp.           1.6%
---------------------------------------------------------------------

                                                       % OF LONG-TERM
PORTFOLIO BREAKDOWN BY COUNTRY                            INVESTMENTS
---------------------------------------------------------------------
United States                                                   57.8%
Cayman Islands                                                   9.6%
Jersey                                                           5.6%
Bermuda                                                          4.2%
Netherlands Antilles                                             2.4%
Netherlands                                                      2.2%
France                                                           1.9%
Germany                                                          1.8%
Luxembourg                                                       1.7%
Belgium                                                          1.7%
Canada                                                           1.6%
Panama                                                           1.6%
Great Britain                                                    1.6%
China                                                            1.5%
Singapore                                                        1.3%
Brazil                                                           1.3%
Japan                                                            0.9%
Australia                                                        0.7%
South Korea                                                      0.6%
---------------------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/agc. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Share Price & NAV Performance

                                   Line chart:

SHARE PRICE & NAV PERFORMANCE

                           Share price                 NAV
4/30/08                       14.4                    15.92
                              14.72                   15.95
                              14.74                   16.17
                              14.79                   16.18
                              14.77                   16.24
                              14.76                   16.16
                              14.99                   16.22
                              14.91                   16.1
                              14.91                   16.09
                              14.65                   16.04
                              14.67                   16.16
                              14.81                   16.28
                              14.86                   16.44
                              15.08                   16.5
                              15.16                   16.46
                              15.02                   16.31
                              14.88                   16.29
                              14.91                   16.18
                              14.98                   16.12
                              15.08                   16.15
                              15.36                   16.18
                              15.41                   16.29
                              15.51                   16.27
                              15.52                   16.19
                              15.51                   16.18
                              15.66                   16.32
                              15.49                   16.37
                              15.11                   16.27
                              15.16                   16.06
                              14.72                   15.8
                              14.58                   15.5
                              14.74                   15.57
                              14.64                   15.67
                              14.47                   15.74
                              14.4                    15.78
                              14.46                   15.56
                              14.25                   15.35
                              13.9                    15.44
                              13.89                   15.26
                              14                      15.28
                              13.8                    15.13
                              13.73                   15.05
                              13.85                   15.04
                              13.74                   14.85
                              13.6                    14.64
                              13.48                   14.45
                              13.27                   14.38
                              13.2                    14.32
                              13.28                   14.29
                              13.1                    14.26
                              12.65                   14.05
                              12.22                   14.06
                              11.71                   13.86
                              12.03                   13.86
                              12.35                   13.89
                              12.23                   13.94
                              12.33                   14.05
                              12.4                    14.05
                              12.51                   14.06
                              12.3                    13.83
                              12.18                   13.82
                              11.99                   13.73
                              12.22                   13.78
                              12.3                    13.96
                              12.29                   13.87
                              12.39                   13.7
                              12.21                   13.51
                              12.19                   13.49
                              12.13                   13.62
                              12.17                   13.54
                              12.18                   13.53
                              12.23                   13.58
                              12.13                   13.42
                              11.85                   13.24
                              11.81                   13.3
                              11.65                   13.29
                              11.58                   13.22
                              11.49                   13.09
                              11.36                   13.18
                              11.34                   13.2
                              11.46                   13.24
                              11.33                   13.14
                              11.36                   13.16
                              11.38                   13.3
                              11.68                   13.44
                              11.74                   13.48
                              11.85                   13.39
                              11.82                   13.22
                              11.59                   12.96
                              11.55                   12.89
                              11.71                   13.04
                              11.52                   12.58
                              11.49                   12.58
                              10.7                    12.33
                              10.45                   12.54
                              10                      12.07
                              9.39                    11.94
                              8.19                    11.51
                              8.81                    11.52
                              9.69                    12.02
                              9.7                     11.84
                              9.33                    11.64
                              9.19                    11.51
                              9.45                    11.53
                              9.15                    11.27
                              7.55                    10.47
                              8.24                    10.61
                              8.09                    10.41
                              7.78                    9.8
                              7.67                    9.7
                              6.45                    8.96
                              6.18                    8.59
                              5.54                    8.23
                              4.5                     7.79
                              4.17                    7.29
                              5.39                    7.65
                              5.86                    7.9
                              5.41                    7.22
                              5.65                    7.08
                              5.8                     7.1
                              6.17                    7.21
                              6.15                    7.07
                              5.76                    6.68
                              5.52                    6.53
                              5.32                    6.32
                              5.09                    6.06
                              5.38                    6.29
                              5.54                    6.52
                              5.68                    6.68
                              5.99                    6.81
                              5.98                    6.91
                              6.35                    7.28
                              6.17                    7.15
                              6.1                     6.88
                              6.17                    7
                              6.18                    7
                              5.92                    6.86
                              5.79                    6.6
                              5.65                    6.74
                              5.4                     6.65
                              5.2                     6.51
                              5.13                    6.45
                              4.63                    6.13
                              4.55                    5.77
                              4.5                     5.83
                              4.49                    6.04
                              4.45                    6.16
                              4.72                    6.27
                              4.92                    6.28
                              4.65                    6.02
                              4.86                    6.08
                              4.8                     6.06
                              4.73                    5.96
                              4.7                     5.92
                              4.71                    6.06
                              4.52                    6.04
                              4.65                    6.14
                              4.48                    6.02
                              4.47                    6.05
                              4.36                    6.07
                              4.51                    6.25
                              4.66                    6.36
                              4.9                     6.37
                              5.11                    6.34
                              5.29                    6.28
                              5.19                    6.28
                              5.19                    6.31
                              5.4                     6.32
                              5.41                    6.38
                              5.64                    6.46
                              5.84                    6.5
                              6.24                    6.59
                              6.32                    6.63
                              6.26                    6.79
                              6.09                    6.79
                              6.04                    6.82
                              5.95                    6.77
                              5.92                    6.69
                              5.88                    6.64
                              5.74                    6.5
                              5.65                    6.43
                              5.76                    6.45
                              5.51                    6.21
                              5.67                    6.32
                              5.6                     6.28
                              5.66                    6.28
                              5.7                     6.39
                              5.85                    6.41
                              6.18                    6.58
                              5.98                    6.49
                              6                       6.38
                              6.06                    6.29
                              6.12                    6.36
                              5.88                    6.37
                              5.85                    6.44
                              6.09                    6.51
                              6                       6.56
                              5.96                    6.43
                              5.93                    6.38
                              5.89                    6.38
                              5.75                    6.38
                              5.6                     6.15
                              5.61                    6.2
                              5.45                    6.18
                              5.36                    6.14
                              4.95                    6.1
                              5.17                    6.17
                              5.31                    6.16
                              5.25                    6.08
                              5.25                    6.01
                              4.93                    5.84
                              4.65                    5.83
                              4.84                    5.87
                              4.64                    5.78
                              4.52                    5.75
                              4.2                     5.73
                              4.58                    5.87
                              4.57                    5.81
                              4.76                    5.89
                              4.81                    5.92
                              4.86                    5.92
                              4.84                    5.93
                              4.79                    6.02
                              4.75                    6.08
                              4.67                    6.06
                              4.95                    6.26
                              5.04                    6.21
                              5.14                    6.18
                              5.21                    6.25
                              5.04                    6.21
                              4.83                    6.04
                              4.93                    6.15
                              5.02                    6.19
                              5.29                    6.38
                              5.3                     6.4
                              5.21                    6.39
                              5.07                    6.32
                              5.14                    6.37
                              5.41                    6.58
                              5.5                     6.53
                              5.25                    6.48
                              5.45                    6.51
                              5.53                    6.6
                              5.63                    6.56
                              5.43                    6.34
                              5.5                     6.43
                              5.39                    6.43
                              5.49                    6.48
                              5.55                    6.63
                              5.51                    6.55
                              5.64                    6.51
                              5.63                    6.63
4/30/09                       5.75                    6.64


Bar Chart:

MONTHLY DIVIDENDS PER SHARE

Apr 08                        0.15
May                           0.15
Jun                           0.15
Jul                           0.15
Aug                           0.15
Sep                           0.15
Oct                           0.1
Nov                           0.1
Dec                           0.07
Jan 09                        0.07
Feb                           0.07
Mar                           0.07
Apr 09                        0.07


PORTFOLIO COMPOSITION (% of Total Investments)
Asset Class
-----------------------------------
Convertible Bonds             67.4%
Convertible
Preferred Stocks              16.8%
Corporate Bonds               12.4%
Short Term
Investments                   2.7%
Exchange Traded
Funds                         0.7%


10 | Semiannual Report | April 30, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Portfolio of INVESTMENTS | APRIL 30, 2009 (unaudited)

PRINCIPAL
AMOUNT                                                                     VALUE
================================================================================

              LONG-TERM INVESTMENTS - 162.8%
              CONVERTIBLE BONDS - 112.7%
              AEROSPACE AND DEFENSE - 2.2%
$   4,475,000 Alliant Techsystems, Inc., BB-
              2.75%, 9/15/11                                        $  4,581,281
--------------------------------------------------------------------------------
              AGRICULTURE - 2.6%
HKD
   40,500,000 Chaoda Modern Agriculture Holdings Ltd., Ser. CHAO, BB-
              0.00%, 5/8/11 (Cayman Islands)                           5,572,363
--------------------------------------------------------------------------------
              AUTO PARTS & EQUIPMENT - 1.2%
$   2,200,000 BorgWarner, Inc., BBB
              3.50%, 4/15/12                                           2,552,000
--------------------------------------------------------------------------------
              BANKS - 5.2%
EUR 4,500,000 Kreditanstalt fuer Wiederaufbau, Ser. DTE, AAA
              3.25%, 6/27/13 (Germany)                                 6,155,255
$   3,799,000 National City Corp., A
              4.00%, 2/1/11                                            3,556,814
$   1,500,000 SVB Financial Group, NR
              3.875%, 4/15/11 (a)                                      1,194,375
--------------------------------------------------------------------------------
                                                                      10,906,444
--------------------------------------------------------------------------------
              BEVERAGE - 0.5%
$     900,000 Molson Coors Brewing Co., BBB-
              2.50%, 7/30/13                                             959,625
--------------------------------------------------------------------------------
              BIOTECHNOLOGY - 4.0%
$   5,820,000 Amgen, Inc., A+
              0.125%, 2/1/11 (b)                                       5,448,975
$     750,000 Amylin Pharmaceuticals, Inc., NR
              3.00%, 6/15/14                                             453,750
$   2,500,000 United Therapeutics Corp., NR
              0.50%, 10/15/11                                          2,556,250
--------------------------------------------------------------------------------
                                                                       8,458,975
--------------------------------------------------------------------------------
              CHEMICALS - 5.0%
EUR 3,700,000 Bayer Capital Corp. BV, BBB
              6.625%, 6/1/09 (Netherlands)                             4,946,653
CHF 2,525,000 Lonza Finance Ltd., NR
              1.50%, 7/15/09 (Jersey)                                  2,545,294
HKD
   20,000,000 Sinofert Holdings Ltd., NR
              0.00%, 8/7/11 (Bermuda)                                  3,070,908
--------------------------------------------------------------------------------
                                                                      10,562,855
--------------------------------------------------------------------------------
              COAL - 0.6%
$   2,000,000 Massey Energy Co., BB-
              3.25%, 8/1/15                                            1,237,500
--------------------------------------------------------------------------------
              COMPUTERS - 3.6%
$   3,000,000 DST Systems, Inc., NR
              4.125%, 8/15/23 (c)                                      2,962,500
              EMC Corp., A-
$   3,500,000 1.75% ,12/1/11 (b)                                       3,670,625
$   1,000,000 1.75%, 12/1/13                                           1,032,500
--------------------------------------------------------------------------------
                                                                       7,665,625
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                     VALUE
================================================================================
              DIVERSIFIED FINANCIAL SERVICES - 5.6%
CHF 2,000,000 Actelion Finance SCA, NR
              0.00%, 11/22/11 (Luxembourg)                          $  1,957,587
EUR 3,500,000 International Power Ltd., BB-
              3.25%, 7/20/13 (Jersey)                                  3,786,805
EUR 2,100,000 MTU Aero Engines Finance BV, Ser. MTU, BB+
              2.75%, 2/1/12 (Netherlands)                              2,502,764
$   4,500,000 Nasdaq OMX Group, Inc. (The), BB+
              2.50%, 8/15/13                                           3,605,625
--------------------------------------------------------------------------------
                                                                      11,852,781
--------------------------------------------------------------------------------
              ELECTRICAL COMPONENTS & EQUIPMENT - 3.0%
EUR 1,813,800 Nexans SA, BB+
              1.50%, 1/1/13 (France)                                   1,740,939
$   4,250,000 Suntech Power Holdings Co. Ltd., NR
              0.25%, 2/15/12 (Cayman Islands)                          3,830,313
$   1,000,000 Yingli Green Energy Holding Co. Ltd., NR
              0.00%, 12/15/12 (Cayman Islands)                           760,000
--------------------------------------------------------------------------------
                                                                       6,331,252
--------------------------------------------------------------------------------
              ELECTRONICS - 2.2%
$   5,000,000 Flextronics International Ltd., BB-
              1.00%, 8/1/10 (Singapore)                                4,637,500
--------------------------------------------------------------------------------
              HEALTHCARE-PRODUCTS - 3.8%
$   2,200,000 Beckman Coulter, Inc., BBB
              2.50%, 12/15/36 (b)                                      2,230,250
$   3,967,000 Hologic, Inc., B+
              2.00%, 12/15/37 (c)                                      2,826,488
$   2,000,000 Laboratory Corp. of America Holdings, BBB-
              0.00%, 9/11/21 (b)                                       1,782,500
$   1,250,000 NuVasive, Inc., NR
              2.25%, 3/15/13 (a)                                       1,279,688
--------------------------------------------------------------------------------
                                                                       8,118,926
--------------------------------------------------------------------------------
              HOLDING COMPANIES-DIVERSIFIED - 2.8%
EUR 4,500,000 Sagerpar, NR
              2.95%, 4/27/12 (Belgium)                                 5,881,568
--------------------------------------------------------------------------------
              HOUSEWARES - 2.1%
$   3,092,000 Newell Rubbermaid, Inc., BBB-
              5.50%, 3/15/14 (b)                                       4,541,375
--------------------------------------------------------------------------------
              INSURANCE - 2.1%
$   4,420,000 Old Republic International Corp., NR
              8.00%, 5/15/12                                           4,386,850
--------------------------------------------------------------------------------
              IRON/STEEL - 3.6%
$   3,900,000 ArcelorMittal, BBB+
              5.00%, 5/15/14 (Luxembourg)                              4,045,743
$   3,250,000 United States Steel Corp., BB
              4.00%, 5/15/14                                           3,477,500
--------------------------------------------------------------------------------
                                                                       7,523,243
--------------------------------------------------------------------------------
              LEISURE TIME - 2.6%
$   5,545,000 Carnival Corp., BBB+
              2.00%, 4/15/21 (Panama) (b)                              5,420,238
--------------------------------------------------------------------------------


See notes to financial statements.
                                         Semiannual Report | April 30, 2009 | 11

AGC | Advent/Claymore Global Convertible Securities & Income Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

PRINCIPAL
AMOUNT                                                                     VALUE
================================================================================
              MINING - 4.2%
$   3,000,000 Alumina Finance Ltd., Ser. AWC, BBB-
              2.00%, 5/16/13 (Australia)                            $  2,520,000
$   1,500,000 Kinross Gold Corp., NR
              1.75%, 3/15/28 (Canada)                                  1,353,750
$   2,250,000 Newmont Mining Corp., BBB+
              1.625%, 7/15/17 (b)                                      2,458,125
$   2,000,000 Placer Dome, Inc./Barrick Gold Corp., A-
              2.75%, 10/15/23 (Canada)                                 2,607,500
--------------------------------------------------------------------------------
                                                                       8,939,375
--------------------------------------------------------------------------------
              MISCELLANEOUS MANUFACTURING - 2.1%
$   2,750,000 Danaher Corp., A+
              0.00%, 1/22/21                                           2,481,875
$   1,800,000 Textron, Inc., Ser. TXT, BBB-
              4.50%, 5/1/13                                            1,943,604
--------------------------------------------------------------------------------
                                                                       4,425,479
--------------------------------------------------------------------------------
              OIL & GAS - 9.3%
HKD
   40,000,000 China Petroleum & Chemical Corp., Ser. SINO, NR
              0.00%, 4/24/14 (China)                                   5,328,929
EUR
   16,000,000 Etablissements Maurel et Prom, NR
              3.50%, 1/1/10 (France)                                   4,633,652
$  10,500,000 Transocean, Inc., Ser. A, BBB+
              1.625%, 12/15/37 (Cayman Islands) (b)                    9,830,625
--------------------------------------------------------------------------------
                                                                      19,793,206
--------------------------------------------------------------------------------
              OIL & GAS SERVICES - 5.7%
$   5,250,000 Core Laboratories LP, NR
              0.25%, 10/31/11                                          5,479,687
$   5,000,000 SOCO Finance Ltd., Ser. SIA, NR
              4.50%, 5/16/13 (Jersey)                                  4,686,500
$   2,500,000 Subsea 7, Inc., Ser. SUB, NR
              2.80%, 6/6/11 (Cayman Islands)                           1,925,000
--------------------------------------------------------------------------------
                                                                      12,091,187
--------------------------------------------------------------------------------
              PHARMACEUTICALS - 11.3%
$   4,250,000 King Pharmaceuticals, Inc., BB
              1.25%, 4/1/26                                            3,208,750
$   2,000,000 Omnicare, Inc., Ser. OCR, B+
              3.25%, 12/15/35                                          1,380,000
$  10,000,000 Shire PLC, Ser. REGs, NR
              2.75%, 5/9/14 (Jersey)                                   8,318,680
$   7,500,000 Teva Pharmaceutical Finance Co. BV, Ser. D, BBB+
              1.75%, 2/1/26 (Netherlands Antilles)                     8,203,125
$   2,750,000 Teva Pharmaceutical Finance LLC, Ser. C, BBB+
              0.25%, 2/1/26                                            2,884,063
--------------------------------------------------------------------------------
                                                                      23,994,618
--------------------------------------------------------------------------------
              REAL ESTATE INVESTMENT TRUSTS - 12.7%
              Boston Properties LP, A-
$   2,000,000 2.875%, 2/15/37                                          1,697,500
$   1,560,000 3.625%, 2/15/14 (a)                                      1,244,100
$   2,800,000 BRE Properties, Inc., BBB
              4.125%, 8/15/26 (b)                                      2,390,500
$   3,599,000 Digital Realty Trust LP, NR
              5.50%, 4/15/29 (a)                                       3,536,017


PRINCIPAL
AMOUNT                                                                     VALUE
================================================================================
              REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
$   1,800,000 Home Properties, Inc., NR
              4.125%, 11/1/26 (a)                                   $  1,591,380
$   3,848,000 Hospitality Properties Trust, BBB
              3.80%, 3/15/27                                           3,001,440
$   3,752,000 Host Hotels & Resorts LP, BB+
              2.625%, 4/15/27(a)                                       3,034,430
$   1,675,000 Macerich Co. (The), NR
              3.25%, 3/15/12 (a)                                       1,187,156
$   5,940,000 Reckson Operating Partnership LP/SL Green Realty
              Corp., BB+
              4.00%, 6/15/25 (b)                                       5,464,800
$   2,177,000 UDR, Inc., BBB
              4.00%, 12/15/35                                          1,981,070
$   2,000,000 Vornado Realty Trust, BBB
              3.625%, 11/15/26 (b)                                     1,795,000
--------------------------------------------------------------------------------
                                                                      26,923,393
--------------------------------------------------------------------------------
              RETAIL - 2.8%
HKD40,000,000 Golden Eagle Retail Group Ltd., NR
              0.00%, 10/23/11 (Cayman Islands)                         5,940,288
--------------------------------------------------------------------------------
              SEMICONDUCTORS - 3.5%
$   5,320,000 Linear Technology Corp., Ser. A, NR
              3.00%, 5/1/27                                            4,435,550
$   3,300,000 ON Semiconductor Corp., Ser B., B+
              0.00%, 4/15/24                                           3,081,375
--------------------------------------------------------------------------------
                                                                       7,516,925
--------------------------------------------------------------------------------
              TELECOMMUNICATIONS - 8.4%
$   3,679,000 Alcatel-Lucent USA, Inc., Ser. A, B+
              2.875%, 6/15/23 (d)                                      3,398,476
$   3,500,000 Inmarsat PLC, Ser. ISAT, NR
              1.75%, 11/16/17 (United Kingdom)                         3,300,972
$   2,200,000 NII Holdings, Inc., NR
              3.125%, 6/15/12                                          1,617,000
$   4,500,000 Qwest Communications International, Inc., B+
              3.50%, 11/15/25                                          4,426,875
JPY
  372,000,000 Softbank Corp., BB
              1.75%, 3/31/14 (Japan)                                   3,242,285
$   2,500,000 Virgin Media, Inc., B-
              6.50%, 11/15/16 (a)                                      1,834,375
--------------------------------------------------------------------------------
                                                                      17,819,983
--------------------------------------------------------------------------------
              TOTAL CONVERTIBLE BONDS - 112.7%
              (Cost $231,840,194)                                    238,634,855
--------------------------------------------------------------------------------

NUMBER OF
SHARES                                                                     VALUE
================================================================================

              CONVERTIBLE PREFERRED STOCKS --28.1%
              ADVERTISING - 2.4%
      436,540 Elf Special Financing Ltd./Interpublic Group
              of Cos., Inc., 1.67%,
              2009 (Cayman Islands) (a) (e)                            5,127,720
--------------------------------------------------------------------------------


See notes to financial statements.

12 | Semiannual Report | April 30, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

NUMBER OF
SHARES                                                                     VALUE
================================================================================
              AGRICULTURE - 2.5%
       76,000 Archer-Daniels-Midland Co., 6.25%, 2011 (b)           $  2,547,520
        4,630 Bunge Ltd., 5.125%, 2010 (Bermuda)                       2,187,675
        7,100 Bunge Ltd., 4.875%, 2049 (Bermuda)                         489,012
--------------------------------------------------------------------------------
                                                                       5,224,207
--------------------------------------------------------------------------------
              AUTO PARTS & EQUIPMENT - 2.8%
       90,000 Autoliv, Inc., 8.00%, 2012                               3,237,300
       27,500 Johnson Controls, Inc., 11.50%, 2012                     2,616,900
--------------------------------------------------------------------------------
                                                                       5,854,200
--------------------------------------------------------------------------------
              BANKS - 7.2%
        9,444 Bank of America Corp., Ser. L, 7.25%, 2049               5,449,188
      121,510 Citigroup, Inc., Ser. T, 6.50%, 2049                     3,839,716
       30,200 KeyCorp, Ser. A, 7.75%, 2049                             1,978,100
        6,212 Wells Fargo & Co., Ser. L, 7.50%, 2049                   3,839,016
--------------------------------------------------------------------------------
                                                                      15,106,020
--------------------------------------------------------------------------------
              CHEMICALS - 1.7%
      128,800 Celanese Corp., 4.25%, 2049                              3,678,528
--------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES - 1.2%
        8,825 SLM Corp., Ser. C, 7.25%, 2010                           2,607,787
--------------------------------------------------------------------------------
              MINING - 4.3%
              Freeport-McMoRan Copper & Gold, Inc.
       40,000 6.75%, 2010 (b)                                          2,690,000
        2,050 5.50%, 2049                                              2,027,450
      126,500 Vale Capital Ltd., Ser. RIO, 5.50%, 2010
              (Brazil) (b) (d)4,428,765
--------------------------------------------------------------------------------
                                                                       9,146,215
--------------------------------------------------------------------------------
              PHARMACEUTICALS - 5.4%
        8,030 Mylan, Inc., 6.50%, 2010 (b)                             6,841,560
       22,050 Schering-Plough Corp., 6.00%, 2010                       4,657,842
--------------------------------------------------------------------------------
                                                                      11,499,402
--------------------------------------------------------------------------------
              TELECOMMUNICATIONS - 0.6%
        2,869 Lucent Technologies Capital Trust I, 7.75%, 2017         1,164,814
--------------------------------------------------------------------------------
              TOTAL CONVERTIBLE PREFERRED STOCKS - 28.1%
              (Cost $66,393,164)                                      59,408,893
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                    VALUE
================================================================================

              CORPORATE BONDS - 20.9%
              BANKS - 1.6%
$   4,300,000 Bank of America Corp., A
              5.65%, 5/1/18                                            3,506,327
--------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES - 3.4%
    4,200,000 American Express Co., BBB+
              7.00%, 3/19/18                                           3,989,950
    3,325,000 Axcan Intermediate Holdings, Inc., B
              12.75%, 3/1/16                                           3,275,125
--------------------------------------------------------------------------------
                                                                       7,265,075
--------------------------------------------------------------------------------


PRINCIPAL
AMOUNT                                                     VALUE
================================================================================
              HEALTHCARE-SERVICES - 1.8%
              HCA , Inc., BB-
$   2,750,000 8.50%, 4/15/19 (a)                                    $  2,780,938
              HCA , Inc., BB
    1,000,000 9.25%, 11/15/16                                            992,500
--------------------------------------------------------------------------------
                                                                       3,773,438
--------------------------------------------------------------------------------
              HOLDING COMPANIES-DIVERSIFIED - 2.0%
    5,000,000 Leucadia National Corp., BB+
              8.125%, 9/15/15 (d)                                      4,225,000
--------------------------------------------------------------------------------
              HOUSEWARES - 1.7%
    3,245,000 Newell Rubbermaid, Inc., BBB-
              10.60%, 4/15/19                                          3,548,589
--------------------------------------------------------------------------------
              IRON/STEEL - 1.0%
    2,000,000 POSCO, A
              8.75%, 3/26/14 (South Korea) (a)                         2,128,544
--------------------------------------------------------------------------------
              MINING - 1.8%
    2,000,000 Anglo American Capital PLC, BBB
              9.375%, 4/8/14 (United Kingdom) (a)                      2,077,420
    1,700,000 Freeport-McMoRan Copper & Gold, Inc., BBB-
              8.375%, 4/1/17                                           1,668,363
--------------------------------------------------------------------------------
                                                                       3,745,783
--------------------------------------------------------------------------------
              MISCELLANEOUS MANUFACTURING - 1.9%
    3,850,000 Ingersoll-Rand Global Holding Co. Ltd., BBB+
              9.50%, 4/15/14 (Bermuda)                                 4,031,123
--------------------------------------------------------------------------------
              OIL & GAS SERVICES- 0.8%
    3,000,000 CCS, Inc., B-
              11.00%, 11/15/15 (Canada) (a)                            1,635,000
--------------------------------------------------------------------------------
              TELECOMMUNICATIONS - 4.9%
    3,500,000 CC Holdings GS V LLC/Crown Castle GS III Corp., BB
              7.75%, 5/1/17 (a)                                        3,552,500
    2,000,000 Centennial Communications Corp., CCC+
              10.00%, 1/1/13                                           2,130,000
    4,500,000 Intelsat Jackson Holdings Ltd., CCC+
              11.25%, 6/15/16 (Bermuda)                                4,623,750
--------------------------------------------------------------------------------
                                                                      10,306,250
--------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS - 20.9%
              (Cost $45,487,812)                                      44,165,129
--------------------------------------------------------------------------------


See notes to financial statements.
                                         Semiannual Report | April 30, 2009 | 13

AGC | Advent/Claymore Global Convertible Securities & Income Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued


NUMBER OF
SHARES                                                                     VALUE
================================================================================
              EXCHANGE-TRADED FUNDS - 1.1%
       23,930 ProShares UltraShort Dow30                           $  1,279,776
       16,645 ProShares UltraShort S&P500                             1,059,954
--------------------------------------------------------------------------------
              (Cost $2,481,323)                                       2,339,730
--------------------------------------------------------------------------------
              TOTAL LONG-TERM INVESTMENTS - 162.8%
              (Cost $346,202,493)                                   344,548,607
--------------------------------------------------------------------------------
              MONEY MARKET FUNDS - 4.6%
    2,420,000 Dreyfus Treasury & Agency Cash Management -
              Investor Shares                                         2,420,000
    7,209,377 Goldman Sachs Financial Prime Obligations               7,209,377
--------------------------------------------------------------------------------
              (Cost $9,629,377)                                       9,629,377
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS - 167.4%
              (Cost $355,831,870)                                   354,177,984
              Total Options Written - (0.1%)                           (190,163)
              Other Assets in excess of Liabilities - 13.0%          27,620,826
              Preferred Stock, at redemption value -
              (-80.3% of Net Assets
              Applicable to Common Shareholders or -
              48.0% of Total Investments)                          (170,000,000)
--------------------------------------------------------------------------------
              NET ASSETS APPLICABLE TO COMMON
              SHAREHOLDERS - 100.0%                                $211,608,647
================================================================================

LLC  - Limited Liability Corp.

Ltd. - Limited

PLC  - Public Limited Company

SA   - Corporation

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, these securities amounted to 15.2% of net assets.

(b) All or a portion of this security position represents cover (directly or through conversion rights) for outstanding options written.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) All or a portion of these securities have been physically segregated in connection with swap agreements.

(e)  Floating rate security. The rate shown is as of April 30, 2009.

(f)  Non-income producing security.

Ratings shown are per Standard & Poor's. Securities classified as NR are not rated by Standard & Poor's.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.


CONTRACTS
(100 SHARES                                                    EXPIRATION       EXERCISE        MARKET
PER CONTRACT) CALL OPTIONS WRITTEN(f)                                DATE          PRICE         VALUE
-------------------------------------------------------------------------------------------------------
100           Akamai Technologies, Inc.                          May 2009       $  22.50     $   7,000
50            Amgen, Inc., A+, 0.125%, 2/1/11                    May 2009       $  50.00         3,800
75            Archer-Daniels-Midland Co., 6.25%, 2011            May 2009       $  27.00         1,950
65            Beckman Coulter, Inc., BBB, 2.50%, 12/15/36        May 2009       $  55.00         2,925
25            Beckman Coulter, Inc., BBB, 2.50%, 12/15/36     August 2009       $  55.00         7,750
75            Beckman Coulter, Inc., BBB, 2.50%, 12/15/36     August 2009       $  60.00        10,500
75            BRE Properties, Inc., BBB, 4.125%, 8/15/26         May 2009       $  25.00        16,125
75            Carnival Corp., BBB+, 2.00%, 4/15/21               May 2009       $  27.50         7,500
100           EMC Corp., A-, 1.75%, 12/1/11                      May 2009       $  13.00         2,900
100           Freeport-McMoRan Copper & Gold, Inc., 6.75%, 2010  May 2009       $  46.00         8,400
50            Laboratory Corp. of America Holdings, BBB-,
              0.00%, 9/11/21                                     May 2009       $  65.00         5,500
125           Mylan, Inc., 6.50%, 2010                           May 2009       $  15.00         1,875
175           Newell Rubbermaid, Inc., BBB-, 5.50%, 3/15/14      May 2009       $   7.50        50,750
75            Newmont Mining Corp., BBB+, 1.625%, 7/15/17       June 2009       $  46.00         6,563
65            Reckson Operating Partnership LP/SL
              Green Realty Corp., BB+, 4.00%, 6/15/25            May 2009       $  17.50        14,625
125           Transocean, Inc., Ser. A, BBB+, 1.625%, 12/15/37   May 2009       $  75.00         5,000
100           Vale Capital Ltd., Ser. RIO, 5.50%, 2010           May 2009       $  17.00         5,400
175           Vale Capital Ltd., Ser. RIO, 5.50%, 2010           May 2009       $  16.00        17,850
100           Vornado Realty Trust, BBB, 3.625%,
              11/15/26                                          June 2009       $  60.00        13,750
-------------------------------------------------------------------------------------------------------
              TOTAL CALL OPTIONS WRITTEN
              (Premiums received $140,423)                                                   $ 190,163
-------------------------------------------------------------------------------------------------------


See notes to financial statements.

14 | Semiannual Report | April 30, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Statement of ASSETS AND LIABILITIES | APRIL 30, 2009 (unaudited)

ASSETS
   Investments in securities, at value (cost $355,831,870)                                       $ 354,177,984
   Receivable for securities sold                                                                   32,320,725
   Restricted Cash                                                                                  11,095,000
   Cash                                                                                              7,347,539
   Dividends and interest receivable                                                                 3,423,271
   Unrealized appreciation on forward currency exchange contracts                                      382,927
   Receivable from swap counterparty                                                                    83,258
   Other assets                                                                                        131,835
----------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 408,962,539
----------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                                                 24,335,362
   Custodian Bank                                                                                    1,739,216
   Unrealized depreciation on forward currency exchange contracts                                      242,791
   Net unrealized depreciation on swaps                                                                227,791
   Options written, at value (premiums received of $140,423)                                           190,163
   Investment management fee payable                                                                   185,220
   Investment advisory fee payable                                                                     123,480
   Offering costs payable                                                                               86,553
   Payable to swap counterparty                                                                         25,844
   Administration fee payable                                                                            7,369
   Dividends payable - preferred shares                                                                    676
   Accrued expenses and other liabilities                                                              189,427
----------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             27,353,892
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCK, AT REDEMPTION VALUE
   Auction Market Preferred Shares
   $0.001 par value per share; 6,800 authorized, issued and outstanding at
     $25,000 per share liquidation preference                                                      170,000,000
----------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                     $ 211,608,647
================================================================================================================
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common Stock, $0.001 par value per share; unlimited number of shares
   authorized, 31,867,616 shares issued and outstanding                                               $ 31,868
   Additional paid-in capital                                                                      591,419,380
   Net unrealized appreciation on investments, options, swaps and foreign
     currency translation                                                                            2,546,310
   Accumulated net realized loss on investments, options, swaps and foreign
     currency transactions                                                                        (368,153,455)
   Distributions in excess of net investment income                                                (14,235,456)
----------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                     $ 211,608,647
================================================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS
   (based on 31,867,616 common shares outstanding)                                               $        6.64
================================================================================================================


See notes to financial statements.
                                         Semiannual Report | April 30, 2009 | 15

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED APRIL 30, 2009 (unaudited)

INVESTMENT INCOME
   Interest                                                                     $  7,134,972
   Dividends (net of foreign withholding taxes of $38,701)                         4,871,300
----------------------------------------------------------------------------------------------------------------
      Total income                                                                                 $12,006,272
----------------------------------------------------------------------------------------------------------------
EXPENSES
   Management fee                                                                  1,106,066
   Advisory fee                                                                      737,378
   Auction agent fee - preferred shares                                              219,797
   Professional fees                                                                 129,477
   Trustees' fees and expenses                                                        88,533
   Fund accounting                                                                    58,456
   Printing                                                                           53,207
   Administration fee                                                                 44,307
   Insurance                                                                          29,488
   Custodian                                                                          29,326
   NYSE listing fee                                                                   12,484
   Rating agency fee                                                                   7,421
   Transfer agent                                                                      6,813
   Miscellaneous                                                                       8,495
----------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 2,531,248
----------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                          9,475,024
----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, SWAPS AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                 (140,486,598)
      Options                                                                                        1,088,663
      Swaps                                                                                        (37,073,869)
      Foreign currency transactions                                                                  4,051,133
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                  149,787,961
      Options                                                                                          268,941
      Swaps                                                                                         26,594,728
      Foreign currency translation                                                                  (3,857,426)
----------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS SWAPS AND FOREIGN CURRENCY TRANSACTIONS    373,533
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME                                  (1,524,928)
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS           $   8,323,629
================================================================================================================
*    Commencement of investment operations.


See notes to financial statements.

16 | Semiannual Report | April 30, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Statement of CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS |

                                                                                     FOR THE
                                                                             SIX MONTHS ENDED            FOR THE
                                                                               APRIL 30, 2009         YEAR ENDED
                                                                                  (UNAUDITED)   OCTOBER 31, 2008
================================================================================================================
INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS:
   Net investment income                                                       $   9,475,024     $  35,059,759
   Net realized loss on investments, options, swaps and foreign currency
      transactions                                                              (172,420,671)     (191,396,664)
   Net change in unrealized appreciation (depreciation) on investments,
      options, swaps and foreign currency translation                            172,794,204      (182,200,618)

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
   Net investment income                                                          (1,524,928)       (7,559,340)
----------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets applicable to Common
      Shareholders resulting from operations                                       8,323,629      (346,096,863)
----------------------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                                   (13,607,472)      (40,370,050)
   Return of Capital                                                                       -       (13,766,656)
----------------------------------------------------------------------------------------------------------------
   Net realized gain on investments                                                        -                 -

   Total increase/(decrease) in net assets                                        (5,283,843)     (400,233,569)
----------------------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Beginning of period                                                           216,892,490       617,126,059
----------------------------------------------------------------------------------------------------------------
   End of period (including distributions in excess of net investment
      income $14,235,456 and $8,578,080, respectively)                         $ 211,608,647     $ 216,892,490
================================================================================================================
*    Commencement of investment operations.


See notes to financial statements.

                                         Semiannual Report | April 30, 2009 | 17

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Financial HIGHLIGHTS|

                                                                                     FOR THE            FOR THE     FOR THE PERIOD
                                                                            SIX MONTHS ENDED  YEAR ENDEDMAY 29,            2007(A)
PER SHARE OPERATING PERFORMANCE                                               APRIL 30, 2009        OCTOBER 31,            THROUGH
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD                    (UNAUDITED)               2008   OCTOBER 31, 2007
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                              $     6.81        $    19.37       $    19.10(b)
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (c)                                                            0.30              1.10             0.42
   Net realized and unrealized gain/(loss) on investments, options, swaps and
      foreign currency transactions                                                     0.01            (11.72)            0.44
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME
   (COMMON SHARE EQUIVALENT BASIS)                                                     (0.05)            (0.24)           (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                  0.26            (10.86)            0.82
-----------------------------------------------------------------------------------------------------------------------------------
Common and preferred shares' offering expenses charged to paid-in-capital                  -                 -            (0.11)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                         (0.43)            (1.27)           (0.44)
   Return of capital                                                                       -             (0.43)               -
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       (0.43)            (1.70)           (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                    $     6.64        $     6.81       $    19.37
-----------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                                       $     5.75        $     5.99       $    16.75
===================================================================================================================================
TOTAL INVESTMENT RETURN (d)
   Net asset value                                                                      4.28%           -60.31%            3.82%
   Market value                                                                         3.83%           -58.94%          -14.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to Common Shareholders, end of period (thousands)          $  211,609        $  216,892       $  617,126
Preferred shares, at redemption value ($25,000 per share liquidation
   preference) (thousands)                                                        $  170,000        $  170,000       $  170,000
Preferred shares asset coverage per share                                         $   56,119        $   56,955       $  115,700

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHARES:
   Net Expenses, after balance credits                                                  2.53%(e)          1.68%            1.33%(e)
   Net Expenses, before balance credits                                                 2.53%(e)          1.68%            1.35%(e)
   Net Investment Income, after balance credits, prior to effect of
      dividends to preferred shares                                                     9.47%(e)          7.47%            5.22%(e)
   Net Investment Income, before balance credits, prior to effect of
      dividends to preferred shares                                                     9.47%(e)          7.47%            5.20%(e)
   Net Investment Income, after balance credits, after effect of
      dividends to preferred shares                                                     7.95%(e)          5.86%            4.70%(e)
   Net Investment Income, before balance credits, after effect of
      dividends to preferred shares                                                     7.95%(e)          5.86%            4.68%(e)

RATIOS TO AVERAGE MANAGED ASSETS: (f)
   Net Expenses, after balance credits                                                  1.37%(e)          1.23%            1.22%(e)
   Net Expenses, before balance credits                                                 1.37%(e)          1.23%            1.24%(e)
   Net Investment Income, after balance credits, prior to effect of
      dividends to preferred shares                                                     5.14%(e)          5.48%            4.79%(e)
   Net Investment Income, before balance credits, prior to effect of
      dividends to preferred shares                                                     5.14%(e)          5.48%            4.77%(e)
Portfolio turnover rate                                                                   71%              118%              35%

(a)  Commencement of investment operations.

(b) Before reimbursement of offering expenses charged to capital during the period.

(c)  Based on average shares outstanding during the period.

(d) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share.
     Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage such as the liquidation value of preferred shares.


See notes to financial statements.

18 | Semiannual Report | April 30, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Notes to FINANCIAL STATEMENTS | APRIL 30, 2009 (unaudited)

Note 1 - ORGANIZATION:
Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's primary investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund will pursue its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers.

Note 2 - ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

The Fund values synthetic convertible securities based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security, and the volatility observed in the market on such common stocks. Because of the inherent uncertainty in the valuation process, it is reasonably possible that the estimated values may differ from the values that would have been used had a more active market for the investments existed, and such differences could be material. As of April 30, 2009, the Fund did not hold synthetic convertible securities.

 In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of April 30, 2009 were as follows:

VALUATIONS AT APRIL 30, 2009
(VALUE IN $000S)               SECURITIES         DERIVATIVES            TOTAL
================================================================================
Assets:
Level 1                     $      71,378        $          -        $  71,378
Level 2                           282,800                 383          283,183
Level 3                                                     -
--------------------------------------------------------------------------------
Total                       $     354,178        $        383        $ 354,561
================================================================================

Liabilities:
Level 1                     $           -        $        190        $     190
Level 2                                 -                 471              471
Level 3                                 -                   -                -
--------------------------------------------------------------------------------
Total                       $           -        $        661        $     661
================================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                                         Semiannual Report | April 30, 2009 | 19

AGC | Advent/Claymore Global Convertible Securities & Income Fund l NOTES TO FINANCIAL STATEMENTS (unaudited) continued

(c) CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund's accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund's Statement of Operations.

(D) COVERED CALL OPTIONS
The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(E) FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract. Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(F) SWAPS
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk as well as to attempt to enhance return. Total return swap agreements are contracts in which one party agrees to make payments of the total return from the underlying asset during a specified period in return for receiving payments equal to a fixed or floating rate of interest or the total return from another designated underlying asset. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the


20 | Semiannual Report | April 30, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. This line item is removed upon settlement according to the terms of the swap agreement.

Credit default swap transactions involve the Fund's agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in Note 5, to the buyer in the event of an adverse credit event of the issuer.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(g) DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 - INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS AND OTHER AGREEMENTS:
Pursuant to an Investment Advisory Agreement (the "Agreement") between Claymore Advisors, LLC (the "Adviser") and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the "Investment Manager"), provides personnel and pays the compensation of all Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or otherwise attributable to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund's portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all Trustees and Officers of the Fund who are its affiliates.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Claymore Advisors, LLC provides Fund Administration services to the Fund. As compensation for its services performed under the Administration Agreement, Claymore Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                              RATE
=================================================================
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

                                         Semiannual Report | April 30, 2009 | 21

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


At April 30, 2009, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options and foreign currency translations are as follows:

                                                                        NET TAX
                                                      NET TAX        UNREALIZED
     COST OF                                       UNREALIZED      DEPRECIATION
 INVESTMENTS       GROSS TAX     GROSS TAX       DEPRECIATION    ON DERIVATIVES
     FOR TAX      UNREALIZED    UNREALIZED                 ON       AND FOREIGN
    PURPOSES    APPRECIATION  DEPRECIATION        INVESTMENTS          CURRENCY
================================================================================
$355,588,081     $21,693,479  $(23,103,576)       $(1,410,097)        $(132,042)

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales and the difference in the treatment for book and tax purposes of certain convertible securities and Canadian income trusts.

As of October 31, 2008, the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:

              UNDISTRIBUTED                   UNDISTRIBUTED
                   ORDINARY                       LONG-TERM
                    INCOME/                          GAINS/
               (ACCUMULATED                    (ACCUMULATED
             ORDINARY LOSS)                   CAPITAL LOSS)
================================================================================
                        $0                   $(195,492,270)

At October 31, 2008, for federal income tax purposes, the Fund had a capital loss carryforward of $195,492,270 available to offset possible future capital gains. The capital loss carryforward is set to expire on October 31, 2016.

For the year ended October 31, 2008, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets of $47,929,390 was ordinary income and $13,766,656 was return of capital.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No.48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined it does not have any impact on the financial statements as of April 30, 2009.There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2008.The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

FIN 48 requires the Fund to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2009, open Federal and state income tax years include the tax years ended October 31, 2007 and 2008.The Fund has no examination in progress.

Note 5 - INVESTMENTS IN SECURITIES:
For the six months ended April 30, 2009, purchases and sales of investments, other than short-term securities, were $269,154,128 and $218,012,560 respectively.

The Fund entered into credit default swap agreements during the six months ended April 30, 2009 to potentially enhance return. Details of the swap agreements outstanding as of April 30, 2009 are as follows:

                                                                                      NOTIONAL                    UNREALIZED
                                                          BUY/SELL    TERMINATION       AMOUNT       PAYING    APPRECIATION/
COUNTERPARTY            REFERENCE ENTITY                PROTECTION           DATE        (000)   FIXED RATE   (DEPRECIATION)
=============================================================================================================================
Citibank NA             Burlington Northern Santa Fe           Buy     06/20/2014     $  1,250       1.00%      $   (17,062)
Citibank NA             CSX Corp.                              Buy     06/20/2014        2,500       1.00%          (79,635)
Citibank NA             Home Depot, Inc.                       Buy     06/20/2014        2,050       1.00%          (44,494)
JPMorgan Chase & Co.    LVMH Moet Hennessy Louis Vuitton       Buy     03/20/2014        3,000       1.45%          (86,600)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      $  8,800                  $  (227,791)
=============================================================================================================================

For each swap noted, the Fund pays the fixed rate. The market value of the swaps outstanding reflects the current payable for the underlying asset.

The Fund entered into written option contracts for the six months ended April 30, 2009.

22 | Semiannual Report | April 30, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Details of the transactions were as follows:

                                      NUMBER OF CONTRACTS     PREMIUMS RECEIVED
================================================================================
Options outstanding, beginning of year              5,722    $          778,779
Options written during the period                  16,095             1,503,475
Options expired during the period                  (8,817)             (907,258)
Options closed during the period                   (9,714)             (920,558)
Options assigned during the period                 (1,556)             (314,015)
--------------------------------------------------------------------------------
Options outstanding, end of period                  1,730    $          140,423
================================================================================

Note 6 - DERIVATIVES:
At April 30, 2009, the following forward exchange currency contracts were outstanding:

                                                                     UNREALIZED
                                                                  APPRECIATION/
LONG CONTRACTS                              CURRENT VALUE        (DEPRECIATION)
================================================================================
Canadian Dollar, 3,250,000 expiring 6/17/09   $ 2,736,257         $      79,063
Euro, 9,000,000 expiring 6/17/09               11,923,534               (86,966)
Japanese Yen, 44,000,000 expiring 6/17/09         447,557                  (462)
Swiss Franc, 10,400,000 expiring 6/17/09        9,138,038               (12,864)
--------------------------------------------------------------------------------
                                                                  $     (21,229)
--------------------------------------------------------------------------------

                                                                     UNREALIZED
                                                                  APPRECIATION/
SHORT CONTRACTS                             CURRENT VALUE        (DEPRECIATION)
================================================================================
Canadian Dollar, 4,969,060 expiring
   5/04/09 to 6/17/09                         $ 4,183,155         $    (142,499)
Euro, 10,530,854 expiring 5/05/09 to 6/17/09   13,952,069               178,312
Japanese Yen, 403,800,000 expiring 6/17/09      4,107,356                95,268
Swiss Franc, 12,122,604 expiring 5/05/09
   to 6/17/09                                  10,650,487                30,284
--------------------------------------------------------------------------------
                                                                  $     161,365
--------------------------------------------------------------------------------

Note 7 - CAPITAL:

COMMON SHARES
The Fund has an unlimited number of common shares, $0.001 par value, authorized and 31,867,616 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue shares during the six months ended April 30, 2009, or the year ended October 31, 2008.

PREFERRED SHARES
On June 12, 2007, the Fund's Board of Trustees authorized the issuance of Preferred Shares, as part of the Fund's leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

Offering costs, including the 1% sales charge associated with the issuance of preferred shares, estimated at $2,100,000 were borne by the common shareholders as a direct reduction to paid-in-capital.

Dividends are accumulated daily at a rate set through an auction process and are paid monthly. Distributions of net realized capital gains, if any, are made annually. The broad auction-rate preferred securities market, including the Fund's AMPS, has experienced considerable disruption since mid-February, 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the LIBOR Rate for a dividend period of fewer than 365 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

                                         Semiannual Report | April 30, 2009 | 23

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


for the six months ended April 30, 2009, the annualized dividend rates ranged from:

                          HIGH                 LOW            AT APRIL 30, 2009
================================================================================
Series T7                3.34%               1.49%                        1.58%
Series W7                3.27%               1.48%                        1.58%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 8 - INDEMNIFICATIONS:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - SUBSEQUENT EVENT:
Subsequent to April 30, 2009, the Fund declared on May 1, 2009, a monthly dividend to common shareholders of $0.0664 per common share. The dividend is payable on May 29, 2009 to shareholders of record on May 15, 2009.

On June 1, 2009, the Fund declared a monthly dividend to common shareholders of $0.0664 per common share. The dividend is payable on June 30, 2009 to shareholders of record on June 15, 2009.

Note 10- ACCOUNTING PRONOUNCEMENTS:
In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. In September 2008, the FASB issued a Staff Position amending SFAs No. 133, "Accounting for Derivative Instruments and Hedging Activities." The amendment would require disclosures by seller of credit derivatives, including credit derivatives embedded in hybrid instrument. The amendment is effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. As of April 30, 2009, management does not believe the adoption of SFAS No. 161 nor amendment SFAS No. 133 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

In April 2009, the FASB issued FSP FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability has significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. In addition, FSP 157-4 requires disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of FSP 157-4 is not expected to have a significant impact on these financial statements.

24 | Semiannual Report | April 30, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund
Supplemental INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION
In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.


TRUSTEES
The Trustees of the Advent/Claymore Global Convertible Securities & Income Fund and their principal occupations during the past five years:


                                                                                  NUMBER OF
NAME, ADDRESS, YEAR OF    TERM OF OFFICE*    PRINCIPAL OCCUPATIONS DURING         FUNDS IN
BIRTH AND POSITION(S)     AND LENGTH OF      THE PAST FIVE YEARS AND              FUND COMPLEX**             OTHER DIRECTORSHIPS
HELD WITH REGISTRANT      TIME SERVED        OTHER AFFILIATIONS                   OVERSEEN BY TRUSTEE        HELD BY TRUSTEE
===================================================================================================================================
INDEPENDENT TRUSTEES:
===================================================================================================================================
Daniel Black+             Since 2007         Partner, the Wicks Group of Cos.,            3                  Director of Penn
Year of birth: 1960                          LLC (2003-present). Formerly, Managing                          Foster Education
Trustee                                      Director and Co-head of the Merchant                            Group, Inc.
                                             Banking Group at BNY Capital Markets,
                                             a division of The Bank of New York Co.,
                                             Inc. (1998-2003).
-----------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes++       Since 2007         Private Investor (2001-present).            44                  None.
Year of birth: 1951                          Formerly, Senior Vice President,
Trustee                                      Treasurer, PepsiCo, Inc.. (1993-1997),
                                             President, Pizza Hut International
                                             (1991-1993) and Senior Vice President,
                                             Strategic Planning and New Business
                                             Development (1987-1990) of PepsiCo, Inc.
                                             (1987-1997)
-----------------------------------------------------------------------------------------------------------------------------------
Derek Medina+             Since 2007         Senior Vice President, Business Affairs      3                  Director of Young
Year of birth: 1966                          at ABC News (2008-present), Vice                                Scholars' Institute.
Trustee                                      President, Business Affairs and News
                                             Planning at ABC News (2003-present).
                                             Formerly, Executive Director, Office of
                                             the President at ABC News (2000-2003).
                                             Former Associate at Cleary Gottlieb Steen
                                             & Hamilton (law firm) (1995-1998). Former
                                             associate in Corporate Finance at J.P.
                                             Morgan/ Morgan Guaranty (1988-1990).
-----------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg++        Since 2007         Principal of Nyberg & Cassioppi,            47                  None.
Year of birth: 1953                          LLC., a law firm specializing in
Trustee                                      corporate law, estate planning and
                                             business transactions (2000-present).
                                             Formerly, Executive Vice President,
                                             General Counsel and Corporate Secretary
                                             of Van Kampen Investments (1982-1999).
-----------------------------------------------------------------------------------------------------------------------------------
Gerald L. Seizert, CFP+   Since 2007         Chief Executive Officer of Seizert           3                  Former Director of
Year of birth: 1952                          Capital Partners, LLC, where he directs                         Loomis, Sayles and
Trustee                                      the equity disciplines of the firm and                          Co., L.P.
                                             serves as a co-manager of the firmhedge
                                             fund, Proper Associates, LLC (2000-present).
                                             Formerly, Co-Chief Executive (1998-1999)
                                             and a Managing Partner and Chief Investment
                                             Officer- Equities of Munder Capital
                                             Management, LLC (1995-1999). Former Vice
                                             President and Portfolio Manager of Loomis,
                                             Sayles & Co., L.P. (asset manager)
                                             (1984-1995). Former Vice President and
                                             Portfolio Manager at First of America
                                             Bank (1978-1984).
-----------------------------------------------------------------------------------------------------------------------------------
Michael A. Smart+         Since 2007         Managing Partner, Cordova, Smart &           3                  Director, Country Pure
Year of birth: 1960                          Williams, LLC, Advisor First Atlantic                           Foods. Chairman, Board
Trustee                                      Capital Ltd., (2001-present). Formerly,                         of Directors,
                                             a Managing Director in Investment                               Berkshire Blanket,
                                             Banking-The Private Equity Group                                Inc. President and
                                             (1995-2001) and a Vice President in                             Chairman, Board of
                                             Investment Banking-Corporate Finance                            Directors, Sqwincher
                                             (1992-1995) at Merrill Lynch & Co.                              Holdings. Director,
                                             Founding Partner of The Carpediem Group,                        Sprint Industrial
                                             (1991-1992). Associate at Dillon, Read                          Holdings. Co-chairman,
                                             and Co. (investment bank) (1988-1990).                          Board of Directors,
                                                                                                             H2O Plus.
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
===================================================================================================================================
Tracy V. Maitland+O       Since 2007         President of Advent Capital                  3                  None.
Year of birth: 1960                          Management, LLC, which he founded
Trustee, President and                       in 1995. Prior to June, 2001,
Chief Executive Officer                      President of Advent Capital Management,
                                             a division of Utendahl Capital.
-----------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++OO      Since 2007         Attorney. Formerly, Senior Managing         46                  None.
Year of birth: 1965                          Director and Chief Administrative
Trustee                                      Officer (2007-2008) and General Counsel
                                             (2001-2007) of Claymore Advisors, LLC
                                             and Claymore Securities, Inc. Formerly,
                                             Assistant General Counsel, John Nuveen
                                             and Co., Inc. (1999-2000). Former Vice
                                             President and Associate General Counsel
                                             of Van Kampen Investments, Inc. (1992-1999).
-----------------------------------------------------------------------------------------------------------------------------------

+    Address for all Trustees noted: 1065 Avenue of the Americas, 31st Floor,
     New York, NY 10018.

++   Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532.

* After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
     -Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.
     -Messrs. Smart, Nyberg and Black, as Class II Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.
     -Messrs. Maitland and Dalmaso, as Class III Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.
     The Claymore Fund Complex is overseen by multiple Boards of Trustees.

O Mr. Maitland is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent
     Capital Management, LLC, the Fund's Investment Manager.

OO Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund as a result of his former position as an officer of the Adviser and certain of its affiliated and his equity ownership of the Adviser and certain of its affiliates.

                                         Semiannual Report | April 30, 2009 | 25

AGC | Advent/Claymore Global Convertible Securities & Income Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

OFFICERS
The Officers of the Advent/Claymore Global Convertible Securities & Income Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND      TERM OF OFFICE** AND         PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT       LENGTH OF TIME SERVED        AND OTHER AFFILIATIONS
===================================================================================================================================
OFFICERS:
===================================================================================================================================
F. Barry Nelson                        Since 2007                   Co-Portfolio Manager at Advent Capital Management, LLC
Year of birth: 1943                                                 (2001-present). Prior to June 2001, Mr. Nelson held the same
Vice President and                                                  position at Advent  Capital Management, a division of Utendahl
Assistant Secretary                                                 Capital.
-----------------------------------------------------------------------------------------------------------------------------------
Robert White                           Since 2007                   Chief Financial Officer, Advent Capital Management, LLC
Year of birth: 1965                                                 (2005-present). Previously, Vice President, Client Service
Treasurer and                                                       Manager, Goldman Sachs Prime Brokerage (1997-2005).
Chief Financial Officer
-----------------------------------------------------------------------------------------------------------------------------------
Rodd Baxter                            Since 2007                   General Counsel, Advent Capital Management, LLC (2002-present).
Year of birth: 1950                                                 Formerly, Director and Senior Counsel, SG Cowen Securities
Secretary and                                                       Corp. (1998-2002).
Chief Compliance Officer
-----------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 1065 Avenue of the Americas, 31st Floor, New
     York, NY 10018

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


26 | Semiannual Report | April 30, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Dividend Reinvestment PLAN |(unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

                                         Semiannual Report | April 30, 2009 | 27

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Investment Management Agreement and
INVESTMENT ADVISORY AGREEMENT RE-APPROVAL |(unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Advent/Claymore Global Convertible Securities & Income Fund (the "Fund"), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement and the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Trustees"), is required to annually review and re-approve the terms of the Fund's existing investment management agreement and investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the "Management Agreement") with Advent Capital Management, LLC ("Advent") and the investment advisory agreement (the "Advisory Agreement") with Claymore Advisors, LLC ("Claymore"), for the Fund.

More specifically, at a meeting held on March 31, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the re-approval of the Management Agreement and the Advisory Agreement, respectively.

NATURE, EXTENT AND QUALITY OF SERVICES
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent and Claymore under the Management Agreement and Advisory Agreement. The Board reviewed and analyzed the responses of Advent and Claymore to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by, personnel of Advent and Claymore. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the officers primarily responsible for day-to-day portfolio management services for the Fund.

The Board evaluated the ability of Advent and Claymore, including their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this connection, the Board considered information regarding the compensation structures for the personnel of Advent involved in the management of the Fund and the personnel of Claymore involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment management and advisory services provided to the Fund by Advent and Claymore.

FUND PERFORMANCE AND EXPENSES
The Board considered the performance results for the Fund on a market price and net asset value basis over various time periods. They also considered these results in comparison to the performance results of a group of other closed-end funds that was determined to be the most similar to the Fund in terms of investment strategy ("Peer Group").

The Board received and considered statistical information regarding the Fund's total expense ratios (based on net assets applicable to common shares) and their various components. The Board also considered comparisons of these expenses to the expense information for the Fund's Peer Group.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results and expense comparison supported the re-approval of the Management Agreement and Advisory Agreement of the Fund.

INVESTMENT MANAGEMENT FEE RATES
The Board reviewed and considered the contractual investment management fee rate and the investment advisory fee rate for the Fund (collectively, the "Management Agreement Rates") payable by the Fund to Advent and Claymore for investment management and advisory services respectively. In addition, the Board reviewed and considered all fee waiver arrangements applicable to the Management Agreement Rates and considered the Management Agreement Rates after taking all applicable waivers into account (the "Net Management Rates").

Additionally, the Board received and considered information comparing the Management Agreement Rates (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the relevant Peer Group. The advisory fees on managed assets for the Fund were at the median of the Peer Group but expense ratios on common assets were above the median. In some cases the comparison of fees and expenses was affected by fee waivers or the unleveraged nature of a peer fund. These comparisons were also affected by fee waivers by peer funds and potentially by the extent of leverage. The Board also took note of the fact that the expense ratios of the Peer Group funds may have increased since the date as of which the information was presented, given the level of market declines in the fourth quarter of 2008 and the first quarter of 2009. The Board concluded that the fees were fair and equitable based on relevant factors, including the Fund's performance results and total expenses ranking relative to its Peer Group.

PROFITABILITY
The Board received and considered an estimated profitability analysis of Advent and Claymore based on the Net Management Rates. The Board concluded that, in light of the costs of providing investment advisory services and investment management and other services to the Fund, the profits and other ancillary benefits that Advent and Claymore received with regard to providing these services to the Fund were not unreasonable.

ECONOMIES OF SCALE
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that the opportunity to benefit from economies of scale were diminished in the context of closed-end funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and Claymore to their other clients.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Management Agreement and Advisory Agreement was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Management Agreement and the Advisory Agreement.


28 | Semiannual Report | April 30, 2009

                       This Page Intentionally Left Blank.

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Fund INFORMATION |


BOARD OF TRUSTEES
Randall C. Barnes

Daniel Black

Nicholas Dalmaso*

Tracy V. Maitland**
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940 as a result of his former position as an officer of the Adviser and certain of its affiliates and his equity ownership of the Adviser and certain of its affiliates.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.


OFFICERS
Tracy V. Maitland
President and Chief Executive Officer

F. Barry Nelson
Vice President and Assistant Secretary

Robert White
Treasurer and Chief Financial Officer

Rodd Baxter
Secretary and Chief Compliance Officer


INVESTMENT MANAGER
Advent Capital Management, LLC
New York, New York

INVESTMENT ADVISER
AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

PREFERRED STOCK-
DIVIDEND PAYING AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
New York, New York


================================================================================
PRIVACY PRINCIPLES OF THE FUND
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:
     The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286;
     (866) 488-3559.

This report is sent to shareholders of Advent/Claymore Global Convertible Securities & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866)274-2227, by visiting Claymore's website at www.claymore.com/agc or by accessing the Fund's Form N-PX on the the U.S. Securities & Exchange Commission's ("SEC") website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore's website at www.claymore.com/agc. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In October 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common and preferred stock in the open market or in private transactions.

30 | Semiannual Report | April 30, 2009

AGC | Advent/Claymore Global Convertible Securities & Income Fund


ADVENT CAPITAL MANAGEMENT, LLC
Advent Capital Management, LLC ("Advent") is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent's investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

INVESTMENT PHILOSOPHY
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

INVESTMENT PROCESS
Advent manages securities by using a strict four-step process:

1 Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2    Analyze the quality of issues to help manage downside risk;

3    Analyze fundamentals to identify catalysts for favorable performance; and

4 Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

ADVENT CAPITAL MANAGEMENT, LLC                                       AGC
1065 Avenue of the Americas                                         LISTED
New York, New York 10018                                            NYSE(R)

                                                                    AGC-SAR-0409

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable for a semi-annual reporting period.

(b) There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Global Convertible Securities & Income Fund

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    July 6, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    July 6, 2009

By:      /s/ Robert White
         -----------------------------------------------------------------------

Name:    Robert White

Title:   Treasurer and Chief Financial Officer

Date:    July 6, 2009